CONCENTRATIONS OF CREDIT RISK CONCENTRATIONS OF CREDIT RISK	12 Months Ended
Dec. 31, 2014
Risks and Uncertainties [Abstract]
CONCENTRATIONS OF CREDIT RISK
CONCENTRATIONS OF CREDIT RISK

Concentrations of credit risk exist when changes in economic, industry or geographic factors similarly affect groups of counterparties whose aggregate credit exposure is material in relation to Citigroup’s total credit exposure. Although Citigroup’s portfolio of financial instruments is broadly diversified along industry, product, and geographic lines, material transactions are completed with other financial institutions, particularly in the securities trading, derivatives and foreign exchange businesses.
In connection with the Company’s efforts to maintain a diversified portfolio, the Company limits its exposure to any one geographic region, country or individual creditor and monitors this exposure on a continuous basis. At December 31, 2014, Citigroup’s most significant concentration of credit risk was with the U.S. government and its agencies. The Company’s exposure, which primarily results from trading assets and investments issued by the U.S. government and its agencies, amounted to $216.3 billion and $168.4 billion at December 31, 2014 and 2013, respectively. The Japanese and Mexican governments and their agencies, which are rated investment grade by both Moody’s and S&P, were the next largest exposures. The Company’s exposure to Japan amounted to $32.0 billion and $29.0 billion at December 31, 2014 and 2013, respectively, and was composed of investment securities, loans and trading assets. The Company’s exposure to Mexico amounted to $29.7 billion and $37.0 billion at December 31, 2014 and 2013, respectively, and was composed of investment securities, loans and trading assets.
The Company’s exposure to states and municipalities amounted to $31.0 billion and $33.1 billion at December 31, 2014 and 2013, respectively, and was composed of trading assets, investment securities, derivatives and lending activities.